UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HOSPITALITY INVESTORS TRUST, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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Protect your investment.Vote your proxy today.Important information about protecting your shares from escheatment enclosed.

Voting today protects your shares from escheatment. We haven’t yet received your vote for our Annual Stockholder Meeting to be held on August 5, 2020. Your vote is very important - by voting today, you help us conduct necessary business and you protect your investment from becoming marked as unclaimed propery. Please follow the directions below to vote your shares by internet, telephone, or mail. 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction card for your unique Control Number. THREE WAYS TO VOTE ONLINE WWW.PROXYVOTE.COM/HIT  Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD Call 1-855-601-2247 Monday to Friday, 9:00 a.m. to 10:00 p.m. EDT to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. MAIL VOTE PROCESSING Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Protect your investment. Vote your proxy today. By voting in our annual meeting, you allow us to conduct necessary business and protect your shares from escheatment. What is escheatment? Escheatment is the process of transferring abandoned or unclaimed property to state treasuries. Depending on your state’s statutes, your HIT shares may meet presumptive abandonment criteria if you haven’t generated any account activity within a defined period, typically 3 or 5 years. Escheated assets, or their cash equivalent, are held by the state until they are claimed by the owner or legal claimant. An investor must directly contact the state to claim proceeds from abandoned property. Additional information regarding individual state unclaimed property programs may be found by visiting www.unclaimed.org. How can I avoid escheatment of my HIT shares? 1. Vote: As an investor in Hospitality Investors Trust, one of the easiest ways for you to demonstrate active interest in your shares is to vote your proxy for our upcoming Annual Meeting. By voting the enclosed proxy, you will reset the dormancy clock on your account to the date of your vote. 2. Keep Your Account Current: You may also generate account activity by updating your contact information with our transfer agent, Computershare Trust Company. To manage your account, visit www.computershare.com/HITREIT or call 1-866-638-5572. How can I vote for the Annual Meeting? You can vote your shares online, by phone, or by mail by following the directions below. Please note that your vote must be received by August 4, 2020 at 11:59 p.m. EDT. - Online: Visit www.proxyvote.com/HIT and use the 16-digit control number printed on the enclosed proxy card (in the box with an arrow) to access materials and vote your shares. - By Phone: Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. You can also vote your shares through a live agent by calling 1-855-601-2247 Monday to Friday, 9:00 a.m. to 10:00 p.m. EDT. - By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Proxy Questions? Call 1-855-601-2247 R06502-LTR